                                                                  EXHIBIT 99.7


                   NOTE PURCHASE AND PARTICIPATION AGREEMENT



                            Dated as of May 28, 1993



                          Relating to the Issuance by



                               KMART CORPORATION

                                     of its

                  7.05% SERIES A SENIOR SECURED NOTES DUE 2009
                  7.45% SERIES B SENIOR SECURED NOTES DUE 2013


                    In the Aggregate Principal Amount of

                                 $42,000,000

                       ------------------------------

                           Relating to two stores
                               and a warehouse



                          Series A: XXXXXXXXXX
                          Series B: XXXXXXXXXX

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                                                        TABLE OF CONTENTS
         SECTION 1:          Authorization, Sale and Purchase of
                                the Notes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         SECTION 2:          Summary of Transaction . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         SECTION 3:          Certain Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         SECTION 4:          The Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

         SECTION 5:          Conditions of Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . 5

                  Part A:    Conditions to Note
                             Purchasers' Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . 5

                  Section  5.1    Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                  Section  5.2    Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                  Section  5.3    Status of Title . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                  Section  5.4    Loan Policy Title Insurance . . . . . . . . . . . . . . . . . . . . . 6
                  Section  5.5    Surveys . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                  Section  5.6    Opinions of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . 7
                  Section  5.7    Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                  Section  5.8    UCC Searches  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
                  Section  5.9    Confirmation Letter . . . . . . . . . . . . . . . . . . . . . . . . . 7
                  Section  5.10   PPN Number  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  Section  5.11   Certificate of Cost . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  Section  5.12   Legal Investments . . . . . . . . . . . . . . . . . . . . . . . . . . 8

                  Part B:    Conditions to Owner's Obligations  . . . . . . . . . . . . . . . . . . . . 8

                  Section  5.13   Certain Note Purchaser Conditions . . . . . . . . . . . . . . . . . . 8
                  Section  5.14   Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

                  Part C:    Proceedings and Documents  . . . . . . . . . . . . . . . . . . . . . . . . 9

                  Part D:    Deemed Waiver of Conditions  . . . . . . . . . . . . . . . . . . . . . . . 9

         SECTION 6:          Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . 9

                  Section  6.1    Warranties and Representations of
                                     Owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                  Section  6.2    Representations of the Note
                                     Purchaser . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12

         SECTION 7:          Covenants of the Note Purchaser
                                and Owner  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

                  Section  7.1    Covenants of the Note Purchaser  . . . . . . . . . . . . . . . . . . 16


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                  Section  7.2    Covenants of Owner  . . . . . . . . . . . . . . . . . . . . . . . .   16

         SECTION 8:          Payment of Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .   18

                  Section  8.1    Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . .   18
                  Section  8.2    Transmission of the Notes . . . . . . . . . . . . . . . . . . . . .   18
                  Section  8.3    Brokers' Fees and Stamp Taxes . . . . . . . . . . . . . . . . . . .   18
                  Section  8.4    Certain Fees and Expenses . . . . . . . . . . . . . . . . . . . . .   18

         SECTION 9:          Survival of Agreements . . . . . . . . . . . . . . . . . . . . . . . . .   19
         SECTION 10:         Brokers  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         SECTION 11:         Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   19
         SECTION 12:         Home Office Payment  . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         SECTION 13:         Obligation to Record . . . . . . . . . . . . . . . . . . . . . . . . . .   20
         SECTION 14:         Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21
         SECTION 15:         Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

                               -------------------------------------

         Exhibit A           List of Note Purchasers, Commitment Amounts, Wiring and Notice Instructions
         Exhibit B           Location of Land Parcels
         Exhibit C-1         Form of Note Purchasers'
                             Special Counsel Opinion
         Exhibit C-2         Form of Dickinson, Wright, Moon, Van Dusen & Freeman Opinion (regarding formation, existence of Owner, due authorization, execution and delivery by Owner, etc.)
         Exhibit C-3         Form of Sullivan & Cromwell Opinion (regarding enforceability of those Loan Document provisions governed by New York law)
         Exhibit D           List of Local Counsel
         Exhibit E           Wire instructions for Payment of Purchase Price of Notes to Owner

                  NOTE PURCHASE AND PARTICIPATION AGREEMENT

Dated as of May 28, 1993

To Each of the Addressees
Listed in Exhibit A hereto,
individually and not jointly


Dear Sirs:

        KMART CORPORATION, a Michigan corporation ("Owner"), does hereby agree with you as follows:

        SECTION 1. AUTHORIZATION, SALE AND PURCHASE OF THE NOTES. (a) Owner will issue its 7.05% Series A Senior Secured Notes Due 2009 in the aggregate original principal amount of TWENTY EIGHT MILLION DOLLARS ($28,000,000), and its 7.45% Series B Senior Secured Notes Due 2013 in the aggregate original principal amount of FOURTEEN MILLION DOLLARS ($14,000,000) (herein, together with any note or notes issued in exchange or substitution therefor in accordance with the Indenture, called the "Notes").

        The Notes shall be issued pursuant to a Trust Indenture, dated as of the date hereof (herein, together with all amendments and supplements thereto,
the "Indenture"), between Owner, and   XXXXXXXXXX, a duly organized
and existing New York banking corporation (the "Trustee"), and   XXXXXXXXXX,
an individual (the "Individual Trustee", and together with the Trustee, the "Trustees").

        (b) Subject to the terms and conditions herein set forth, Owner agrees to sell to you and you agree to purchase from Owner one or more Notes in an amount and series each as set forth opposite your name in Exhibit A hereto, at a price equal to 100% of the principal amount thereof to be purchased by you. Simultaneously with the issuance and sale to you of the Notes, Owner will issue and sell to the other purchasers listed in Exhibit A hereto (the "Other Purchasers"), pursuant to Note Purchase Agreements with such Other Purchasers (the "Other Agreements"), one or more Notes in respective amounts and series as set forth opposite the name of such Other Purchaser in Exhibit A hereto. Your obligation under this Agreement and the obligations of the Other Purchasers under the Other Agreements shall be several and not joint, and no purchaser of Notes shall be liable or responsible for the acts or omissions of any Other Purchaser.

        Capitalized terms not otherwise defined herein have the meanings specified in Section 3.

        SECTION 2. SUMMARY OF TRANSACTION. As of the Closing Date, Owner will hold fee title to certain land parcels (the "Land Parcels") and condominium apartments (the "Condominium Apartments"), the location of which is set forth in Exhibit B hereto and the improvements thereon (such Land Parcels, together with all easements and appurtenances thereto, and the improvements located thereon and the Condominium Apartments, the "Properties"). The Properties, and Owner's rights and interest therein or in connection therewith, will be subject to the lien and security interest of the Deed of Trust and the Mortgage as security for the Notes.

        SECTION 3. CERTAIN DEFINITIONS. The following terms have the meanings set forth below or in the section of this Agreement or in the Loan Documents specified below, such meanings to be applicable equally to the singular and plural nouns and verbs of any tense:


                "Affiliate" means Affiliate as defined in the Indenture.

                "Business Day" means Business Day as defined in the Indenture.

                "Closing" is defined in Section 4.

                "Closing Date" is defined in Section 4.

                "Code" means the Internal Revenue Code of 1986, as amended.

                "Condominium Apartments" is defined in Section 2.

                "Deed of Trust" means the Deed of Trust, Fixture Filing and Security Agreement dated, executed and delivered as of the date hereof, and made by owner to the Trustees, as trustees, for the benefit of the Registered Holders, as beneficiaries, affecting the Property in California.

                "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                "Event of Default" means any occurrence or act of the character specified in Section 4.01 of the Deed of Trust and the Mortgage.

                "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                "Improvements" are defined in the Indenture.

                "Indenture" is defined in Section l(a) of this Agreement.

                "Individual Trustee" is defined in Section 1(a) of this Agreement.

                "Institutional Investor" means any of the following Persons existing under the laws of the United States or any state thereof or of the District of Columbia or of Canada or any province thereof: (i) any bank, bank holding company, savings institution or trust company, acting for its own account or in a fiduciary capacity, (ii) any charitable foundation or other eleemosynary institution, (iii) any insurance company or fraternal benefit society, (iv) any pension, retirement or profit sharing fund or trust for which any bank, trust company or national banking association or investment advisor registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent, or if self managed, having funds of at least $50,000,000, (v) any investment company, as defined in the Investment Company Act of 1940, as amended, (vi) any college or university, (vii) any government, any public employees' pension or retirement system, or any other governmental agency supervising the investment of public funds, (viii) a "real estate investment trust", as defined in Section 856 of the Internal Revenue Code of 1986, as amended, (ix) any finance company, or (x) any financial services corporation.

                "Land Parcels" is defined in Section 2 of this Agreement.

                "Loan Documents" mean the following:
                (a)   this Agreement and the Other Agreements;
                (b)   the Notes;
                (c)   the Indenture;
                (d)   the Deed of Trust;
                (e)   the Mortgage; and
                (f)   Uniform Commercial Code financing statements by Owner.

                "Mortgage" means the Mortgage, Security Agreement and
         Financing Statement, dated, executed and delivered as of the date hereof, made by Owner to the Individual Trustee for the benefit of the Registered Holders of the Notes, affecting the Property in Hawaii.

                "Note Purchasers" mean the Other Purchasers and you.

                "Notes" are defined in Section 1(a) of this Agreement.

                "Other Agreements" are defined in Section 1(b) of this Agreement.

                "Other Purchasers" are defined in Section 1(b) of this Agreement.

                "Owner" is defined in the first paragraph of this Agreement.

                "Permitted Exceptions", with respect to any Property, are defined in the Deed of Trust or the Mortgage encumbering such Property.

                "Person" means any individual, partnership, corporation, trust, unincorporated association, joint venture or other organization, or government or any department or agency thereof or any other entity.

                "Placement Agent" means XXXXXXXXXX.

                "Properties" is defined in Section 2(a) of this Agreement.

                "Registered Holder of Notes" or "Registered Holder" is defined in the Indenture.

                "Securities Act" shall mean the Securities Act of 1933, as amended.

                "Title Company" shall mean First American Title Insurance Company, a California corporation.

                "Trustee" is defined in Section 1(a) of this Agreement.

                "Trustees" is defined in Section 1(a) of this Agreement.

                "Trust Estate" is defined in the Indenture.

                "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

                Any term not otherwise defined herein shall have the meaning set forth in the Indenture.



        SECTION 4. THE CLOSING. The closing for the purchase and sale of the Notes (the "Closing") shall take place at the offices of Sullivan & Cromwell, 250 Park Avenue, New York, New York, on May 28, 1993 (the "Closing Date"). On the Closing Date, your payment for the purchase of the Notes to be purchased by you or your designee shall be made by you, in immediately available federal funds wired to the account designated by Owner on Exhibit E, and Owner will execute and deliver to you the Notes, dated the Closing Date, to be purchased by you or your designee, registered in your name or in the name or names of one or more other Persons, all as you may designate, for delivery to you or your designee.

        If you or your designee and the Other Purchasers shall fail to pay for the purchase of one or more of the Notes on the Closing Date, or if prior to the Closing the conditions to Owner's obligations specified in this Agreement shall not have been fulfilled to Owner's satisfaction or waived, or if prior to the Closing the conditions to your obligations specified in this Agreement or those of any Other Purchaser specified in any Other Agreement shall not have been fulfilled to your or such Other Purchaser's satisfaction or waived, then to the extent any documents have been delivered with respect to the Closing, such documents (other than any commitment letter) shall be returned to the appropriate parties and to the extent any documents have been recorded, they shall be released by the appropriate parties, in each case without affecting any rights or obligations that may exist between or among the parties as a result of any of the foregoing. This paragraph shall be of no further force and effect upon the Closing with respect to such matters as are to be performed or complied with prior to the Closing.



        SECTION 5. CONDITIONS OF CLOSING.
        Part A: Conditions to Note Purchasers' Obligations. The obligation of you or your designee and each Other Purchaser to purchase and pay for Notes on the Closing Date is subject to satisfaction of the conditions set forth in Part C of this Section 5 and (a) the accuracy and correctness on the Closing Date of the representations and warranties of Owner contained herein, (b) the performance by Owner of its agreements contained herein and to be performed by Owner on or prior to the Closing Date and

(c) the satisfaction of all of the following conditions on or prior to the Closing Date:

        5.1. Loan Documents. Each of the Loan Documents shall have been duly authorized, executed and delivered by the parties thereto, other than you; no default shall exist under any of the Loan Documents; and the Note Purchasers and your special counsel, Day, Berry & Howard, shall have received a fully executed copy of this Agreement and each of the other Loan Documents (except that only you and the other Purchasers shall receive your respective executed Notes). The Indenture, the Deed of Trust, the Mortgage and any financing statements under the Uniform Commercial Code included within the definition of Loan Documents shall have been recorded, registered and filed, if necessary, or provision therefor shall have been made, in such manner as to enable your special counsel to render its opinion referred to in Section 5.6.

        5.2. Taxes. All taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Loan Documents shall have been paid or provisions for such payment shall have been made to the satisfaction of you and your special counsel.

        5.3. Status of Title. You shall be satisfied as to the title to each Property and the validity and priority of the lien of the Deed of Trust and the Mortgage as to each Property (subject only to the funding on the Closing Date of the purchase prices for the Notes by you and the Other Purchasers).

        5.4. Loan Policy Title Insurance. The Trustee shall have received a title insurance loan policy on the ALTA standard loan policy Form 1990 (without creditors' rights exceptions), with respect to each Property, issued by the Title Company as of the Closing Date and insuring that the applicable Deed of Trust or the Mortgage, as the case may be, constitutes a valid first lien on such Property, without survey exception, subject only to Permitted Exceptions and otherwise in conformity with the title commitments approved by your special counsel as of the Closing Date. Each such policy shall include mechanics, lien coverage or shall insure the Trustees against loss on account of any mechanics' lien, a zoning endorsement and any and all additional endorsements thereto as shall be reasonably required by you, the Other Purchasers or your special counsel; shall be satisfactory in form and substance to you and your special counsel; and shall insure the Trustees against loss with respect to the Properties in an amount not less than the face amount of the Notes secured by the Deed of Trust or Mortgage, as shall be specified and approved by your special counsel as of the Closing Date and shall be reinsured pursuant to reinsurance agreements providing for direct access, in form and substance and with insurers reasonably satisfactory to you and your special counsel.

        5.5. Surveys. Your special counsel shall have received a copy of the ALTA 1993 "as-built" survey of each Property issued in connection with the acquisition or construction of such Property by the Owner and certified to the Title Company by an independent surveyor licensed in the state in which such Property is located.

        5.6. Opinions of Counsel. (a) Your special counsel shall have issued to you and the Other Purchasers its opinion to the effect and substantially in the form of Exhibit C-1, and you shall have received the opinions of Dickinson, Wright, Moon, Van Dusen & Freeman and Sullivan & Cromwell, counsel to owner, substantially in the forms of Exhibit C-2 and C-3, respectively, each dated the Closing Date.

        (b) Your special counsel shall have retained counsel as set forth in Exhibit D hereto as counsel to your special counsel. Such counsel shall have issued to you, your special counsel, the Other Purchasers, Owner, Sullivan & Cromwell (Owner's special counsel) and the Trustees its opinion with respect to the laws of the State indicated thereon, dated as of the Closing Date and as approved by your special counsel.

        5.7. Litigation. As of the Closing Date, no action or proceeding shall have been instituted, nor shall any governmental action be threatened, before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency, to set aside, restrain, enjoin or prevent the performance of this Agreement or any transaction contemplated hereby.

        5.8. UCC Searches. You shall have received searches of the appropriate UCC filing offices showing no security interest affecting any of the Properties, other than Permitted Exceptions.

        5.9. Confirmation Letter. Your special counsel shall have received a letter from the Placement Agent confirming that (i) neither the Placement Agent, nor any Person authorized or employed by the Placement Agent as agent, broker, dealer or otherwise in connection with the offering or sale of the Notes or any similar security, has offered any of the Notes or any similar securities for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with, any prospective purchaser other than you and not more than forty-nine other Institutional Investors, and (ii) with respect to such Institutional Investors, each of which was offered a portion of the Notes or similar security at private sale for investment, the Placement Agent or such Person had reasonable grounds to believe, and did believe, and as to you, the Other Purchasers and Owner, after reasonable inquiry, does believe, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Notes.

        5.10. PPN Number. Standard & Poor's Corporation Cusip Service Bureau shall have assigned a "private placement number" to each Series of Notes.

        5.11. Certificate of Cost. Owner shall have delivered a certificate showing, separately, the cost to Owner of acquiring and/or constructing each of the Properties.

        5.12 Legal Investments. On the Closing Date you shall have determined that the Notes to be purchased by you hereunder shall be a legal investment by you under the laws of the jurisdiction to which you are subject (without regard to any so-called basket or leeway provision of said laws, such as Section 1405(a)(8) of the New York Insurance Law), and you shall have received such certificates or other evidence as you may reasonably request demonstrating the legality of such purchase under such laws.

        Part B: Conditions to Owner's Obligations. The obligation of owner to issue the Notes and execute and deliver the Loan Documents to which it is a party on the Closing Date is subject to satisfaction of the conditions set forth in Part C of this Section 5 and (a) the accuracy and correctness on the Closing Date of the representations and warranties of the other parties hereto contained herein, (b) the performance by the other parties hereto of their respective agreements contained herein and to be performed by them on or prior to the Closing Date and (c) the satisfaction of all of the following conditions on or prior to the Closing Date:

        5.13. Certain Note Purchaser Conditions. The conditions specified in Sections 5.7 and 5.9 shall have been satisfied.

        5.14. Loan Documents. On the Closing Date, each of the Loan Documents shall have been duly authorized, executed and delivered by the parties thereto, other than

Owner, and no default by a party other than Owner shall exist thereunder.

        Part C: Proceedings and Documents. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to each of the parties hereto and its special counsel. Each of the parties hereto shall have received all instruments and other evidence as it may reasonably request, in form and substance satisfactory to it and its special counsel, with respect to such transactions and the taking of all proceedings in connection therewith. If any provision of any Loan Document requires the certification, representation or warranty of the existence or nonexistence of any particular fact or implies as a condition the existence or nonexistence of any particular fact, then the party which is the beneficiary thereof shall be free to require the establishment to its reasonable satisfaction of the existence or nonexistence of such fact.

        Part D: Deemed Waiver of Conditions. With respect to any condition to Closing set forth in Section 5.1 through 5.14, inclusive, that shall have not been satisfied at or prior to the Closing, the occurrence of the Closing shall be deemed for purposes of Section 5 to constitute the waiver of such condition by the party to be benefitted thereby; provided, however, such deemed waiver shall in no way constitute a waiver by such party with respect to any representation, warranty or covenant stated herein or in any other Loan Document; provided further, however, any right or remedy that might be available to you by reason of any misrepresentation or breach of warranty or covenant on the part of Owner hereunder shall be exercised under and subject to the terms of the Indenture (including the grace periods provided to Owner therein).

        SECTION 6. REPRESENTATIONS AND WARRANTIES.
        6.1. Warranties and Representations of Owner. Owner warrants and represents to you, any Registered Holder of the Notes and the Trustees that, as of the Closing Date:

         (a) Organization of Owner. Owner is a corporation duly formed and validly existing and in good standing under the laws of the State of Michigan. Owner has full power, authority and legal right to carry on its business as now conducted and as presently proposed to be conducted. Owner is licensed or qualified to do business in each state where failure to be so licensed or qualified would have a material adverse effect on its business, and will be qualified or licensed to do business in any state where such license or qualification is necessary to engage in the transactions contemplated hereby or to perform its obligations under the Loan Documents. Owner has the legal right to own its property and carry on its business and is in compliance with all material laws affecting its business as now being conducted.

        (b) Agreements Are Legal and Authorized; No Violation. The execution and delivery of the Loan Documents by Owner and performance by Owner of all of the provisions thereof: (i) are within its rights, powers and authority; (ii) have been duly authorized by all necessary action and (iii) do not and will not violate any law or any order of any court or governmental authority or agency and do not and will not conflict with, or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, its certificate of incorporation and bylaws, or any trust agreement, indenture, mortgage, conditional sale, loan or credit agreement or other instrument or agreement to which it is a party or by which it or any of its property or assets are bound or result in the imposition of any lien, charge or encumbrance on it or any of its property or assets (other than the liens upon the Trust Estate as contemplated by the Loan Documents). The Loan Documents (other than the Notes) have been, or on the Closing Date have been or will be, duly executed and delivered by Owner and, assuming the due authorization, execution and delivery thereof by the other parties thereto, such documents constitute, or on the Closing Date will constitute, the legal, valid and binding obligations of Owner, enforceable against Owner in accordance with their respective terms. On the Closing Date, the Notes (i) will be duly executed and delivered by Owner, (ii) will be entitled to the benefits and security provided by the Indenture, the Deed of Trust and the Mortgage, and
(iii) will constitute the legal, valid and binding obligations of Owner enforceable against Owner in accordance with their respective terms.

        (c) Pending Litigation. Except as disclosed in the most recent 10-Q, there are no actions, suits or proceedings pending or, other than a potential condemnation of a portion of the XXXXXXXXXX, California Property, to the knowledge of Owner, after due inquiry, threatened against Owner or any of its subsidiaries or any Property in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would materially and adversely affect Owner or the Trust Estate or would question the right, power and authority of Owner to enter into or perform the Loan Documents to which it is a party or by which it is bound.

                 (d) Financial Condition. Since Owner's most recent public financial statements, there has not been any material adverse change in the financial condition or results of operations of Owner.

                 (e) Use of Proceeds. The net proceeds from the issuance and sale of the Notes will be used for general corporate purposes of Owner. No part of the proceeds of the sale of the Notes are intended to be used, directly or indirectly, for the purchasing, carrying or refinancing of any "margin stock" within the meaning of Regulations G,T,U or X of the Board of Governors of the Federal Reserve System.

                 (f) Certain Regulatory Exclusions. Owner is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended and Owner is not directly or indirectly controlled by an "investment company." Owner is not a "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a "holding company" or a "public utility company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 (g) Material Indebtedness Defaults. After reasonable investigation, Owner is not in default in the payment of principal or interest on any indebtedness for borrowed money aggregating $100,000,000 or more (collectively, "Material Indebtedness") and has no written notice and no actual knowledge that it is in default under any instrument or instruments or agreements under and subject to which any Material Indebtedness has been issued.

                 (h) Title to the Properties. Except for the Permitted Exceptions, (i) Owner has fee simple and marketable title to the Properties and (ii) Owner has not granted any lien or other interest in the General Intangibles (as defined in the Deed of Trust and the Mortgage).

                 (i) No Defaults. There is no default or Event of Default on the part of Owner under any of the Loan Documents.

                 (j) Governmental Consent. Neither the execution and delivery by Owner of each of the Loan Documents, nor the consummation of the transactions contemplated hereby, requires the consent or approval of, the giving of notice to, or the registration with, any governmental authority or agency (except as contemplated in Section 13 hereof).

                 (k) Manner of offering. Within the preceding six months neither Owner nor anyone acting on behalf of Owner has offered the Notes or any part thereof or any similar security for sale to, solicited offers to buy any thereof from or otherwise approached or negotiated with anyone other than you and forty-nine other Institutional Investors (provided that, with respect to actions taken by the Placement Agent, the foregoing representation is made in reliance on the letter described in Section 5.9 hereof). Neither Owner nor to its knowledge any Person acting on its behalf has offered or sold the Notes by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

                 (l) Future Offers. Neither Owner nor any Person acting on its behalf will offer the Notes, or any similar security, for issue or sale to, or solicit any offer to acquire the Notes, from, or otherwise approach or negotiate with respect thereto with anyone so as to subject the offering and sale of the Notes to the provisions of
         Section 5 of the Securities Act, or so as to require the qualification of the Indenture under the Trust Indenture Act, as amended.

                 (m) Status of the Notes. No securities of Owner of the same class (within the meaning of Rule 144A under the Securities Act) as the Notes are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                 (n) Unregistered Notes. Neither the registration of the Notes under the Securities Act, nor the qualification of an indenture under the Trust Indenture Act of 1939, as amended, is required for the offer and sale of the Notes in the manner contemplated by this Agreement; provided that in giving this representation, Owner is also relying on the Note Purchasers' representations in Section 6.2 and the Placement Agent's representations made to Owner.

                 6.2. Representations of the Note Purchaser. (a) You represent that (i) you are an "accredited investor" within the meaning of Rule 501(a)(1) under the Securities Act.

                 (b) You represent that you or your designee are acquiring the Notes for your or its own account for investment and not with a view to distribution or resale thereof, but subject, nevertheless, to any requirement of law or regulation that the disposition of your or its property shall at all times be within your or its control. You acknowledge that the Notes you or your designee are acquiring have not been registered under the Securities Act or any state securities laws, and the Indenture has not been qualified under the Trust Indenture Act of 1939, as amended, and that Owner does not contemplate filing and is not legally required to file any such registration; that you and your designee have been advised that the Notes which you or it are acquiring may not be sold or disposed of unless such Notes are subsequently registered under the Securities Act or are resold in accordance with Section 7.1; that except for any representations and warranties expressly made by owner herein or in any Loan Document, neither Owner nor any of its officers, directors, employees, affiliates, agents or representatives, has made any representations or warranties to you, either express or implied, in connection with the sale to you of the Notes or the transactions contemplated by the Loan Documents; except as contained in the letter described in Section 5.9, you did not rely on any representations or warranties of BT Securities Corporation in connection with any aspect of the transactions contemplated by the Loan Documents; that you have no contract, undertaking, agreement, understanding, or arrangement with any Person to sell, transfer, or pledge to any Person any part or all of the Notes which you are acquiring pursuant to this Agreement or any interest therein and have no present plans to enter into the same; the Notes shall not be, and purchasers of the Notes have no rights to require that the Notes be, registered under the Securities Act; there shall be no public market for the Notes; and no federal or state agency has made any finding or determination as to the fairness of the offering of Notes for investment.

                 (c) You or your designee acknowledge and confirm the representations and limitations set forth in the Notes and understand that the Notes will bear a legend to the following effect:

                 THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH

         REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. EACH INITIAL PURCHASER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS TO AND AGREES WITH THE ISSUER THAT SUCH PURCHASER WILL NOT SELL OR OTHERWISE TRANSFER THIS SECURITY (WITHOUT CONSENT OF THE ISSUER) PRIOR TO THREE YEARS FROM MAY 28, 1993 OTHER THAN (I) TO A QUALIFIED INSTITUTIONAL BUYER, OR TO A PERSON WHO SUCH INITIAL PURCHASER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION COMPLYING WITH RULE 144A, (II) TO A NON-U.S. PERSON IN A TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT OR
         (III) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, EACH AS CONFIRMED BY AN OPINION OF COUNSEL, AS REQUIRED UNDER THE INDENTURE. EACH SUBSEQUENT PURCHASER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS TO AND AGREES WITH THE ISSUER THAT SUCH PURCHASER WILL NOT SELL OR OTHERWISE TRANSFER THIS SECURITY (WITHOUT THE CONSENT OF THE ISSUER) PRIOR TO THREE YEARS FROM MAY 28, 1993 OTHER THAN PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. EACH PURCHASER BY ITS ACCEPTANCE HEREOF AGREES THAT IT WILL NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS DESCRIBED ABOVE.

                 THE PURCHASER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS ALSO THAT IT IS ACTIVELY AND REGULARLY ENGAGED IN THE BUSINESS OF LENDING MONEY AS A QUALIFIED PERSON WITHIN THE MEANING OF
         SECTION 465(b)(6)(D) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THIS SECURITY, OR DIRECT OR INDIRECT BENEFICIAL INTERESTS THEREIN, MAY BE TRANSFERRED ONLY IN ORIGINAL PRINCIPAL AMOUNTS NOT LESS THAN AS PROVIDED IN AND IN ACCORDANCE WITH THE REGISTRATION PROVISIONS OF, THAT CERTAIN INDENTURE DATED AS OF MAY 28, 1993 REFERRED TO IN THIS NOTE, COPIES OF WHICH ARE AVAILABLE FOR INSPECTION AT THE CORPORATE TRUST OFFICE OF THE TRUSTEE.

                 (d) You represent that statement (ii) below and at least one additional other numbered statement set forth below in this clause
         (b) concerning each source of funds to be used by you or your designee to purchase Notes (respectively, the "Source") will be accurate as of the Closing Date on which you or your designee purchase such Notes:

                 (i) The Source is not an "employee benefit plan" as defined in Title I, Section 3(3) of ERISA;

                (ii) The Source is not a "governmental plan" as defined in Title I, Section 3(32) of ERISA;

               (iii) The Source is an insurance company pooled separate account, and the purchase is exempt in accordance with Prohibited Transaction Exemption (PTE) 90-1 except with respect to any employee benefit plan which is an "Identified Plan" (as defined below) because the assets in the pooled separate account of the Identified Plan (treating as one all employee benefit plans maintained by the same employer or employee organization) exceed 10% of the total assets in that account;

                (iv) The Source is an "investment fund" (as defined in Section V(b) of PTE 84-14) managed by a "qualified professional asset manager" or "QPAM" (as defined in Section V(a) of PTE 84-14), and the purchase is exempt under PTE 84-14 except with respect to any employee benefit plan which is an Identified Plan because at least one of the conditions to exemption set forth in the PTE is not satisfied;

                 (v) The Source is a bank collective investment fund, and the purchase is exempt in accordance with Prohibited Transaction Exemption (PTE) 91-38 except with respect to any employee benefit plan which is an Identified Plan because the assets in the collective investment fund of the Identified Plan (treating as one all employee benefit plans maintained by the same employer or employee organization) exceed 10 percent of the total assets in that fund; or

                (vi)    The Source is an Identified Plan for any other reason.

           An "Identified Plan" is any plan referred to as such above and named by you in writing at least 5 days prior to the Closing (and, if applicable, any subsequent transfer of an interest in a Note) (with such additional identifying information as any recipient may reasonably request) to Owner and Trustee. Owner (and with respect to each subsequent transfer, each party) shall deliver a certificate at Closing (or 5 days prior to any subsequent transfer) which shall state, whether or not, to the best of such party's knowledge and belief after due inquiry, it is a "party in interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in
           Section 4975(e)(2) of the Code), in respect of such Identified Plan or owner, as applicable, and setting forth the basis for any party in interest or disqualified person relationship. The Closing (or subsequent transfer) shall not occur with respect to an Identified Plan unless all of the certificates which have been returned certify the absence of such relationships with respect to the Identified Plan or the parties reasonably agree that purchase of an interest in any Note by such Identified Plan does not constitute a prohibited transaction, as defined in ERISA.

                        (e) You represent that in connection with the sale to you of the Notes or any of the other transactions contemplated by the Loan Documents, you have not dealt with any Person or entity (other than the Placement Agent) who might claim from Owner a financial advisory fee or other similar compensation.

                        SECTION 7. COVENANTS OF THE NOTE PURCHASER AND OWNER

                        7.1. Covenants of the Note Purchaser. You agree that you will not sell, pledge or otherwise transfer the Notes except (i) to a person who is, or who you reasonably believe is, a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of such Rule 144A, (ii) to a non-U.S. person in a transaction complying with Regulation S under the Securities Act or (iii) pursuant to another exemption under the Securities Act. In connection with any such transfer, you will provide to the Trustee the certificate required by
Section 208 of the Indenture.

                        7.2. Covenants of owner. Owner agrees with each Note Purchaser:

                        (a) Not to be or become, at any time prior to the expiration of three years after the date hereof, an open-end investment trust, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

                        (b) At any time when Owner is not subject to Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, upon the request of a Registered Holder of any Note, Owner will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Registered Holder or to a prospective purchaser of such Note designated by such Registered Holder, as the case may be, in order to permit compliance by such Registered Holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of such Note by such Registered Holder; provided, however, that Owner shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such Note (or any Predecessor Note, as such term is defined in the Indenture) was acquired from Owner or (ii) the date such Note (or any Predecessor Note) was last acquired from an "affiliate" of owner within the meaning of Rule 144 under the Securities Act (or any successor provision thereto); and Provided further, that Owner shall not be required to furnish such information at anytime to a prospective purchaser located outside the United States who is not a "U.S. person" within the meaning of Regulation S under the Securities Act if such Note may then be sold to such prospective purchaser in accordance with Rule 904 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                        (c) Not to sell or cause its affiliates to sell, any Notes acquired by Owner or such affiliate, as the case may be, until the expiration of three years after the original issuance thereof.

                        (d) Neither Owner nor anyone acting on behalf of Owner will offer the Notes for issue or sale to, or solicit any offer to acquire the Notes from, or otherwise approach or negotiate with respect thereto with, anyone so as to subject the offering and sale of the Notes to the provisions of Section 5 of the Securities Act, as amended, or so as to require the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

                        (e) To file with the Securities and Exchange Commission (the "Commission"), not later than 15 days after the date hereof, five copies of a notice on Form D (one of which will be manually signed by a person duly authorized by Owner); to otherwise comply with the requirements of Rule 503 under the Securities Act; and to furnish promptly to your special counsel evidence of each such required timely filing (including a copy thereof).

           SECTION 8. PAYMENT OF EXPENSES.

           Whether or not the Closing shall occur (but provided you or your designee shall have not defaulted in your obligations hereunder), Owner will:

           8.1. Fees and Expenses. Pay or cause to be paid all reasonable fees, expenses and disbursements of your special counsel and counsel to your special counsel in each state in which a Property is located in connection with the negotiation and preparation of the Loan Documents, and other reasonable costs and expenses incurred in connection therewith, including title insurance premiums, survey expenses and all fees, taxes and expenses for the recording, registration and filing of the Loan Documents, but excluding capital gains, income, franchise or similar taxes.

           8.2. Transmission of the Notes. Pay or cause to be paid the reasonable cost of transmitting the Notes to your principal office (or such other place as you may direct) upon the issuance thereof.

           8.3. Brokers' Fees and Stamp Taxes. Pay or cause to be paid, or save you and each subsequent Registered Holder of the Notes (and each nominee of, or payee designated by, you or such subsequent Registered Holder of the Notes) harmless from and against any and all liability and loss with respect to or resulting from the nonpayment or delayed payment of any brokers, fees and any and all stamp taxes (and other taxes, fees and excises similar to stamp taxes), if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement. The foregoing shall not apply to any claims for fees, taxes or both set forth in this Section 8.3 which result from any transfer of Notes by you or any Other Purchaser or any other Person.

           8.4. Certain Fees and Expenses. Pay or cause to be paid (i) the initial and annual Trustee's fee and all expenses of the Trustees and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor trustee, for acting as trustee under the Indenture, (ii) the financial advisor fee of the Placement Agent and (iii) all reasonable out-of-pocket costs and expenses incurred by the Trustees, you and the Other Purchasers (including, without limitation, reasonable counsel fees and expenses and financial advisor fees) in entering into any future amendments or supplements with respect to any of the Loan Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by Owner.

         SECTION 9. SURVIVAL OF AGREEMENTS. All agreements, representations and warranties contained herein (including without limitation the obligations contained in Section 8) shall survive the execution and delivery of this Agreement and the Other Agreements, the issuance, sale and delivery of the Notes and payment therefor, any disposition thereof by the owners thereof, and any investigation at any time made by such owner or on its behalf.

         SECTION 10. BROKERS. Owner warrants and represents that it has not retained, authorized or employed any brokers in connection with the consummation of the transactions contemplated hereby, except that it has retained, and shall pay compensation owing to, the Placement Agent as Owner's financial advisor.

         SECTION 11. NOTICES. All notices, offers, acceptances, rejections, consents, requests and other communications hereunder shall be in writing and shall be deemed to have been given (i) when delivered by hand, (ii) five Business Days after being sent by first class registered or certified mail, postage prepaid, return receipt requested, (iii) when sent by telecopier (provided that such notice is legible and an original copy of such notice is also subsequently sent by overnight courier in the manner described in the following clause (iv) within two Business Days thereafter), or (iv) one Business Day after being sent by Federal Express or any other nationally recognized overnight courier, in each case addressed as follows:

If to the Trustee:          XXXXXXXXXX
                          XXXXXXXXXX
                          XXXXXXXXXX
                          Attention:  XXXXXXXXXX
                          Telecopier No.: XXXXXXXXXX


If to Owner:              Kmart Corporation
                          3100 West Big Beaver Road
                          Troy, Michigan 48084
                          Attention: M.L. Skiles
                          Telecopier No.: 313-643-2689
                          with a copy to:

                          Dickinson, Wright, Moon, Van Dusen & Freeman
                          525 North Woodward Avenue
                          P.O. Box 509
                          Bloomfield Hills, Michigan 48303-0509
                          Attention: Erik J. Stone, Esq.
                          Telecopier No.: 313-433-7274

If to you:                At your address set forth in Exhibit A hereto

If to any Other           At its address set forth in Exhibit A
Purchaser:                hereto

or to such other Person or address as any such party shall furnish to the other parties in writing.

         SECTION 12. HOME OFFICE PAYMENT. So long as you, your Affiliate or nominee, or any Registered Holder pursuant to Section 208 of the Indenture which is an Institutional Investor, is a Registered Holder of the Notes, (a) Owner shall pay or cause to be paid all amounts which become due and payable on such Note (except a payment of principal which will discharge all indebtedness evidenced by such Note) in a manner such that, as of 12:00 noon (New York City time), the Trustee shall be in actual receipt from Owner of immediately available federal funds, whereupon the Trustee shall make all such payments by bank wire transfer of immediately available federal funds or, at your option, the option of your Affiliate or nominee, or at the option of such Registered Holder of the Notes, by check of the Trustee, which wire transfer shall be duly transmitted or which check shall be duly mailed on the Business Day such amounts become due, to you, your Affiliate or nominee, or such Registered Holder of the Notes, as the case may be, at the account or address appearing on the Register (as such term is defined in the Indenture), without presentation of such Note to the Trustee, and (b) you, your Affiliate or nominee and any such Registered Holder of the Notes shall not sell, transfer or otherwise dispose of such Note other than as provided in Section 208 of the Indenture.

         SECTION 13. OBLIGATION TO RECORD. Owner will, either prior to or promptly after the Closing Date, cause the Recordable Documents (as defined in the Deed of Trust and the Mortgage) with respect to the Properties to be filed, registered and recorded in accordance with the provisions of Section 2.03 of the Deed of Trust and the Mortgage.

         SECTION 14. MISCELLANEOUS. This Agreement cannot be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the same is sought. All the terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, and, in particular, shall inure to the benefit of and be enforceable by any Registered Holder of the Notes. The Table of Contents preceding this Agreement and the headings to the various Sections of this Agreement have been inserted for convenience of reference only and shall not limit or otherwise affect any of the terms hereof. This Agreement may be executed in any number of counterparts. All counterparts shall constitute one instrument.

         SECTION 15. APPLICABLE LAW. This agreement shall be governed by, and shall be construed and enforced in accordance with, (i) the internal laws of the State of New York (without regard to conflicts of laws) as to interpretation, enforcement, validity, construction, effect and in all other respects, including, but not limited to, the legality of the interest rate and other charges, and (ii) the federal laws of the United States of America with regard to U.S. Federal Securities Law, ERISA and any other applicable matters.

                       [EXHIBITS INTENTIONALLY OMITTED]